Dear Shareholders:
--------------------------------------------------------------------------------

    The Lexington Global Fund, Inc., appreciated by 16.4%* in 1996 versus 16.5% for the average global fund, according to Lipper Analytical Services, Inc. The unmanaged Morgan Stanley Capital International World Index** advanced 13.5% for the year.

    The fourth quarter saw strong advances in most major markets except Japan. The Fund, underperformed in the fourth quarter due to the portfolio's "value" tilt. Holdings in European cyclicals and emerging markets where better value existed did not perform as well as European growth and financial stocks. The Fund's underweighting in U.S. equities which gained 8.1% during the fourth quarter also negatively affected performance. For the year, the Fund benefitted from an underweighting of Japan which declined 15.5% in U.S. dollar terms on the unmanaged Morgan Stanley Capital International Japan Index**. Sweden and Finland were the standout markets in 1996 with dollar returns of 37.2% and 33.9% respectively on the unmanaged Morgan Stanley World Index**. Holdings in Eastern Europe also provided strong gains. Falling inflation, budget cutting and corporate restructuring led to sharp rises in equities. The Fund had small positions in these markets as interest rates fell more than anticipated.

    The unmanaged Morgan Stanley Capital International European Index** appreciated 21.1% in 1996 while U.S. equities rose 23.2%. European equities were propelled by falling interest rates and corporate restructuring. As Europe moves toward a single currency, interest rates in Finland, Sweden, and Spain fell dramatically. These markets responded with stocks rising 35-40%. Surprisingly, Italian interest rates fell almost 4% yet equities only gained 12.6%. The outlook for European equities remains favorable. Growth will continue to be muted by high unemployment levels. However, interest rates are likely to stay low due to budget cutting measures and low inflation. European companies are finally addressing shareholder concerns regarding competitiveness and profitability. Companies which have demonstrated a commitment to enhancing shareholder value through cost cutting, divestitures and share buy backs have been rewarded with higher share prices. This trend should continue over the next several years. Growth in Europe is likely to surprise on the upside in Germany and Switzerland as their weak currencies are stimulating exports. Cyclical stocks offer good value in these markets.

    U.S. markets continued to power ahead with a gain of 23.2% for the unmanaged Morgan Stanley Capital International U.S. Index** in 1996. Inflation remained subdued in 1996 allowing the Federal Reserve to maintain low interest rates. Corporate profits continued to surprise positively as profit margins continue to expand from already high levels. Market psychology is very positive and dangerous as U.S. investors seem convinced equities can only go higher. On a relative basis U.S. equities continue to look unattractive. Profit growth should be greater in Europe, Southeast Asia and Latin America. U.S. stocks are also historically expensive by most valuation measures. Equities remain vulnerable to either rising interest rates or disappointing profit growth.

    Japanese  equities  continued  to  underperform  the world.  In dollar terms
Japanese stocks lost 15.5% in 1996. Most of the decline came in the fourth quarter as austere budget measures heightened fears of slow growth and weak profits for 1997. Japanese equities remain unattractive as both the public and private sector has been slow to restructure. A further sharp fall in equities could provide an opportunity as pressure would increase for restructuring to accelerate. The Japanese market has only rewarded investors who own "Nifty Fifty" stocks. These stocks are well known companies such as Sony, Canon, and Toyota which are competitive on a global basis. The portfolio has concentrated holdings in these stocks.

    Emerging markets saw great divergence in 1997 as winners included Poland up 57%, Hungary 104% and Brazil 38%. However, on the negative side, Thailand fell 38% and Korea declined 38%. Currently, most emerging markets look very attractive as they have underperformed developed markets for three years. Latin America is enjoying accelerating economic activity which will positively impact profits. Asian markets generally remain attractive due to expected declines in interest rates and attractive valuation levels.

    Global equities look attractive under current conditions. The Fund remains overweight in emerging markets such as Malaysia, Philippines, and Chile due to expectations of falling interest rates, strong profit growth and attractive stock prices. European equities are also overweighted with a focus on value cyclicals and restructuring companies. U.S. equities continue to be underweighted due to better risk-reward opportunities elsewhere. Given a relatively anemic outlook for U.S. corporate profits we think the upside is limited while risk remains high. Finally, the Fund remains underweighted in Japanese equities with positions primarily in large world class companies. Further sharp falls could lead to opportunities in domestic cyclicals particularly if private and public sector restructuring emerges from the ruins.

                                   Sincerely,

Richard T. Saler         Alan H. Wapnick          Robert M. DeMichele
Portfolio Manager        Portfolio Manager        President
February, 1997           February, 1997           February, 1997



                                CHART/BEGIN
           Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Global Fund Inc., and the unmanaged Morgan Stanley Capital International World Index from 3/27/87 through 12/31/96.
                                 CHART/END


 *16.43%,  10.80%  and 9.51%  are the one and five  year and since  commencement
  (3/27/87) average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

**All country and regional  returns are from the  corresponding  Morgan  Stanley
  Capital International Indices. Returns are dollar based with net dividends reinvested.

(left column)

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996

Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------
             COMMON STOCKS: 97.7%

             Australia: 1.1%
    77,875   QBE Insurance Group, Ltd. ............................  $  410,082
                                                                     ----------

             Austria: 2.0%
     7,100   Bank Austria AG (Preferred shares) ...................     275,104
     2,400   Wienerberger Baustoffindustrie AG ....................     464,964
                                                                     ----------
                                                                        740,068
                                                                     ----------
             Belgium: 1.0%
     1,400   Credit Communal Holding/Dexia2 .......................     127,595
     2,700   Credit Communal Holding/Dexia1,2 .....................     246,077
                                                                     ----------
                                                                        373,672
                                                                     ----------
             Brazil: 0.8%
    36,000   Aracruz Celulose S.A. (ADR) ..........................     297,000
                                                                     ----------

             Canada: 1.4%
    13,100   Jetform Corporation2 .................................     237,438
    42,600   Noranda Forest, Inc. .................................     289,045
                                                                     ----------
                                                                        526,483
                                                                     ----------
             Chile: 2.2%
    36,700   Antofagasta Holdings Plc .............................     213,536
    24,400   Banco Santander (ADR) ................................     366,000
    18,100   Maderas y Sinteticos Sociedad
               Anonima S.A. (ADR) .................................     253,400
                                                                     ----------
                                                                        832,936
                                                                     ----------
             Finland: 1.0%
    21,500   Valmet Corporation ...................................     375,048
                                                                     ----------

             France: 5.7%
     4,880   Alcatel Alsthom ......................................     391,246
     8,500   Elf Aquitaine S.A. (ADR) .............................     384,625
     9,300   Lafarge ..............................................     556,883
     3,190   SGS-Thomson Microelectronics N.V.2 ...................     225,195
     4,830   Sidel ................................................     331,679
     2,240   Societe Generale de Surveillance
               Holding S.A. "B" ...................................     241,720
                                                                     ----------
                                                                      2,131,348
                                                                     ----------
             Germany: 4.5%
    13,900   Continental AG .......................................     249,840
     4,600   Daimler-Benz AG2 .....................................     316,396
     7,800   Deutsche Bank AG .....................................     363,907
     7,000   Hoechst AG ...........................................     330,217
       854   Sto AG (Preferred shares) ............................     401,756
                                                                     ----------
                                                                      1,662,116
                                                                     ----------
             Greece: 1.4%
     4,200   Ergo Bank S.A. .......................................     212,885
    17,900   Hellenic Tellecommunication
               Organization S.A. ..................................     305,818
                                                                     ----------
                                                                        518,703
                                                                     ----------

(right column)

Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------
             Hong Kong: 4.1%
    66,000   Citic Pacific, Ltd. ..................................  $  383,116
   576,000   Guangdong Investments ................................     554,777
   396,000   National Mutual Asia, Ltd. ...........................     376,290
   132,000   Peregrine Investment Holdings, Ltd. ..................     226,115
                                                                     ----------
                                                                      1,540,298
                                                                     ----------
             Hungary: 0.6%
     3,900   Pick Szeged Rt. ......................................     230,888
                                                                     ----------

             Indonesia: 1.1%
    62,000   PT Semen Cibinong ....................................     174,518
   122,000   PT Tambang Timah .....................................     222,053
                                                                     ----------
                                                                        396,571
                                                                     ----------
             Ireland: 2.8%
    45,800   Allied Irish Banks Plc ...............................     306,968
   236,200   Jefferson Smurfit Group ..............................     717,590
                                                                     ----------
                                                                      1,024,558
                                                                     ----------
             Italy: 2.6%
    10,000   Bulgari S.p.A ........................................     202,565
    43,800   Istituto Mobiliare Italiano S.p.A. ...................     372,754
    85,900   Stet Societa' Finanziara Tlefonica
               S.p.A. .............................................     389,417
                                                                     ----------
                                                                        964,736
                                                                     ----------
             Japan: 8.5%
     5,980   Amway Japan, Ltd. ....................................     191,657
    11,000   Canon, Inc. ..........................................     242,612
    28,000   Citizen Watch Company, Ltd. ..........................     200,224
       300   H.I.S. Company, Ltd. .................................      14,474
     3,300   Maruco Company, Ltd. .................................     110,597
    18,000   Matsushita Electric Industrial
               Company, Ltd. ......................................     293,099
    13,000   Nitto Denko Corporation ..............................     190,402
    18,000   Nomura Securities Company, Ltd. ......................     269,837
       110   NTT Data Communications Systems
               Corporation ........................................     321,272
    22,000   Sodick2 ..............................................     181,959
     6,100   Sony Corporation .....................................     398,889
     8,000   Tokyo Electron, Ltd. .................................     244,680
    11,000   Toyota Motor Corporation .............................     315,585
    21,000   Yamato Kogyo Company, Ltd. ...........................     193,590
                                                                     ----------
                                                                      3,168,877
                                                                     ----------
             Malaysia: 4.6%
    42,000   Arab Malaysian Finance Bhd ...........................     234,488
     4,000   Berjaya Sports Toto Bhd ..............................      19,956
    41,000   Hong Kong Credit Bhd .................................     258,126
   140,000   Magnum Corporation Bhd ...............................     271,629
   161,000   MBF Capital Bhd ......................................     261,373
    49,000   Sime Darby Bhd .......................................     193,050
    32,000   Sime Darby Bhd1 ......................................     126,074
    89,000   Tanjong Plc ..........................................     355,929
                                                                     ----------
                                                                      1,720,625
                                                                     ----------

(left column)

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------
             Mexico: 1.0%
    23,600   Tubos De Acero De Mexico S.A. (ADR)2 .................  $  374,650
                                                                     ----------

             Netherlands: 0.7%
     6,120   Philips Electronics N.V. .............................     247,668
                                                                     ----------

             New Zealand: 3.2%
   300,900   Brierley Investments, Ltd. ...........................     278,501
   129,200   Carter Holt Harvey, Ltd. .............................     293,023
    62,100   Fisher & Paykel Industries, Ltd. .....................     243,511
   127,200   Fletcher Challenge Building ..........................     390,940
                                                                     ----------
                                                                      1,205,975
                                                                     ----------
             Norway: 2.0%
    55,600   Fokus Banken AS2 .....................................     381,384
    21,200   Saga Petroleum AS ....................................     355,249
                                                                     ----------
                                                                        736,633
                                                                     ----------
             Philippines: 2.1%
   635,500   C & P Homes, Inc. ....................................     326,207
   414,500   Filinvest Land, Inc.2 ................................     129,236
    38,000   Manila Electric Company "B" ..........................     310,646
                                                                     ----------
                                                                        766,089
                                                                     ----------
             Poland: 1.9%
     7,550   Debica S.A.2 .........................................     168,921
    16,411   Elektrim Towarzystwo Handlowe S.A. ...................     149,164
     6,436   Wedel S.A. ...........................................     317,242
     1,649   Zaklady Piwowarski w Zywcu S.A. ......................      76,670
                                                                     ----------
                                                                        711,997
                                                                     ----------
             Portugal: 0.8%
     4,700   Telecel-Communicacaoes Pessoais,
               S.A.2 ..............................................     299,710
                                                                     ----------

             Russia: 1.0%
     7,700   LUKoil Holdings of Russia (ADR) ......................     358,666
                                                                     ----------

             Singapore: 4.1%
    34,000   City Develoments, Ltd. ...............................     306,258
    70,300   Clipsal Industries, Ltd. .............................     255,892
    84,000   DBS Land, Ltd. .......................................     309,261
    65,000   Inchcape Bhd .........................................     225,833
    69,000   Jardine Strategic Holdings, Ltd. .....................     249,780
    63,000   Want Want Holdings2 ..................................     165,690
                                                                     ----------
                                                                      1,512,714
                                                                     ----------
             Spain: 2.7%
     1,600   Banco Popular Espanol S.A. ...........................     313,665
     5,800   Banco Santander S.A. .................................     370,540
     8,800   Repsol S.A. ..........................................     336,913
                                                                     ----------
                                                                      1,021,118
                                                                     ----------
(right column)

Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------
             Sweden: 1.6%
     3,400   Astra AB .............................................  $  167,808
    25,200   Skandinaviska Enskilda Banken ........................     258,347
     6,400   Svenska Handelsbanken ................................     183,713
                                                                     ----------
                                                                        609,868
                                                                     ----------
             Switzerland: 3.8%
       240   ABB AG ...............................................     297,605
       380   Nestle S.A. ..........................................     406,682
        58   Roche Holdings AG ....................................     449,885
       470   Winterthur Scheizerische
               Versicherungs-Gesellschaft .........................     270,927
                                                                     ----------
                                                                      1,425,099
                                                                     ----------
             Thailand: 0.4%
    15,000   BEC World Public Company, Ltd.2 ......................     135,725
    13,600   Property Perfect Public Company,
               Ltd. ...............................................      14,056
                                                                     ----------
                                                                        149,781
                                                                     ----------
             United Kingdom: 8.1%
   285,300   Aegis Group Plc2 .....................................     297,823
    47,800   British Telecommunications Plc .......................     322,702
    33,600   D.F.S. Furniture Company Plc .........................     347,010
   107,400   Grand Metropolitan Plc ...............................     843,613
    15,300   RTZ Corporation Plc ..................................     245,203
   141,900   Tomkins Plc ..........................................     652,008
    71,100   Vodafone Group Plc ...................................     299,925
                                                                     ----------
                                                                      3,008,284
                                                                     ----------
             United States: 18.9%
     2,700   Abbott Laboratories ..................................     137,025
     2,100   Ace, Ltd. ............................................     126,262
     2,600   AlliedSignal, Inc. ...................................     174,200
     1,600   American International Group .........................     173,200
     2,400   Aon Corporation ......................................     149,100
     3,800   Avery-Dennison Corporation ...........................     134,425
     4,200   Becton, Dickinson & Company ..........................     182,175
     1,900   Boeing Company .......................................     202,113
     4,300   Borders Group, Inc.2 .................................     154,262
     8,300   Calpine Corporation2 .................................     166,000
     1,300   Citicorp .............................................     133,900
     2,250   Computer Associates International,
               Inc. ...............................................     111,938
     4,400   Conseco, Inc. ........................................     280,500
     1,800   CPC International, Inc. ..............................     139,500
     3,000   Crown Cork & Seal Company, Inc. ......................     163,125
     2,600   Diamond Offshore Drilling, Inc.2 .....................     148,200

(left column)

Lexington Global Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------
             United States (continued)
     3,400   Dover Corporation ....................................  $  170,850
     3,600   Ecolab, Inc. .........................................     135,450
     3,700   Federal National Mortgage
               Association ........................................     137,825
     5,700   Gap, Inc. ............................................     171,712
     3,400   Hasbro, Inc. .........................................     132,175
     4,200   Hershey Foods Corporation ............................     183,750
     3,000   Honeywell, Inc. ......................................     197,250
     3,400   Ingersoll-Rand Company ...............................     151,300
     2,800   Johnson & Johnson ....................................     139,300
     2,000   Lockheed Martin Corporation ..........................     183,000
     1,300   Mobil Corporation ....................................     158,925
     4,400   Monsanto Company .....................................     171,050
     3,600   NAC Re Corporation ...................................     121,950
     1,900   NationsBank Corporation ..............................     185,725
     3,300   Newmont Gold Company .................................     144,375
     2,800   Nike, Inc. ...........................................     167,300
     3,500   Norwest Corporation ..................................     152,250
       800   PacifiCare Health Systems, Inc.2 .....................      68,100
     2,600   Parker Hannifin Corporation ..........................     100,750
     1,600   Procter & Gamble Company .............................     172,000
     5,400   Safeway, Inc.2 .......................................     230,850
     1,800   Schlumberger, Ltd. ...................................     179,775
     5,400   Service Corporation International ....................     151,200
     2,300   Union Pacific Corporation ............................     138,288
     5,047   Union Pacific Resources Group, Inc. ..................     147,625
     1,900   United Healthcare Corporation ........................      85,500
     3,000   Warner-Lambert Company ...............................     225,000
     3,000   Williams Companies, Inc. .............................     112,500
     4,000   WMX Technologies, Inc. ...............................     130,500
                                                                    -----------
                                                                      7,022,200
                                                                    -----------
             Total Common Stocks
               (cost $32,521,014) ................................. $36,364,461
                                                                    -----------
(right column)

Number of
Shares or
Principal                                                              Value
 Amount                            Security                           (Note 1)
--------------------------------------------------------------------------------
             Foreign Government Obligation: 1.7%
             Germany: 1.7%
$1,000,000   German Treasury Bill, due 04/18/97
               (cost $642,250) .................................... $   643,036
                                                                    -----------
             Total Investments: 99.4%
               (cost $33,163,264+) (Note 1) .......................  37,007,497
             Other assets in excess of liabilites:
               0.6% ...............................................     215,986
                                                                    -----------
             Total Net Assets: 100.0%
             (equivalent to $11.28 per share on
               3,299,680 shares outstanding) ...................... $37,223,483
                                                                    ===========
1Restricted securities (Note 7).
2Non-income producing securities.
ADR - American Depository Receipt.
+Aggregate cost for Federal income tax purposes is $33,259,775.


At December 31, 1996, the composition of the Fund's net assets by industry was as follows:

(col. 1)

Banking ......................... 11.0%
Capital Equipment ...............  6.5%
Chemicals .......................  0.5%
Construction & Housing ..........  0.9%
Consumer durable ................  7.5%
Consumer non-durable ............  8.1%
Electrical & Electronics ........  4.1%

(col. 2)

Energy Sources ..................  5.4%
Financial Services .............. 12.3%
Foreign Government Obligation ...  1.7%
Health & Personal Care ..........  3.9%
Materials ....................... 14.0%
Merchandising ...................  2.5%

(col. 3)

Multi-industry ..................  7.5%
Real Estate .....................  2.0%
Services ........................  5.5%
Telecommunications ..............  4.4%
Trade ...........................  0.4%
Transportation ..................  0.4%
Utilities .......................  0.8%
Other Assets ....................  0.6%
                                 -----
                                 100.0%

    The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996

Assets
Investments, at value (cost $33,163,264) (Note 1) ....................................... $37,007,497
Cash ....................................................................................     917,219
Receivable for investment securities sold ...............................................     856,537
Receivable for shares sold ..............................................................       5,500
Dividends and interest receivable .......................................................      28,933
Foreign taxes recoverable ...............................................................      21,816
                                                                                          -----------
     Total Assets .......................................................................  38,837,502
                                                                                          -----------
Liabilities
Due to Lexington Management Corporation (Note 2) ........................................      30,354
Payable for investment securities purchased .............................................   1,195,188
Payable for shares redeemed .............................................................       6,827
Distributions payable ...................................................................     311,800
Accrued expenses ........................................................................      51,507
Unrealized loss on open forward contracts (Note 6) ......................................      18,343
                                                                                          -----------
     Total Liabilities ..................................................................   1,614,019
                                                                                          -----------
Net Assets (equivalent to $11.28 per share on 3,299,680 shares outstanding) (Note 3) .... $37,223,483
                                                                                          ===========

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares,
  $.001 par value per share .............................................................  $    3,300
Additional paid-in capital (Note 1) .....................................................  33,683,879
Distributions in excess of net investment income (Note 1) ...............................     (14,783)
Accumulated net realized loss on investments and foreign currency transactions (Note 1) .    (273,232)
Unrealized appreciation of investments and foreign currency transactions ................   3,824,319
                                                                                          -----------
     Total Net Assets ................................................................... $37,223,483
                                                                                          ===========

   The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statement of Operations
Year ended December 31, 1996


Investment Income
Dividends ..........................................................  $ 716,467
Interest ...........................................................    155,261
                                                                      ---------
                                                                        871,728

Less: Foreign tax expense ..........................................     81,330
                                                                      ---------
        Total Investment income                                                      $  790,398

Expenses
  Investment advisory fee (Note 2) .................................    393,512
  Custodian fees ...................................................    112,967
  Transfer agent and shareholder servicing expense (Note 2) ........     63,772
  Printing and mailing expenses ....................................     50,648
  Accounting expenses (Note 2) .....................................     36,753
  Professional fees ................................................     24,715
  Registration fees ................................................     20,694
  Directors' fees and expenses .....................................     15,769
  Computer processing fees .........................................     10,524
  Other expenses ...................................................     17,796
                                                                      ---------
     Total expenses ................................................                    747,150
                                                                                     ----------
          Net investment income ....................................                     43,248
Realized and Unrealized Gain (Loss) on Investments (Note 4)
  Net realized gain on:
     Investments ...................................................  4,838,386
     Foreign currency transactions .................................  1,197,910
                                                                      ---------
       Net realized gain ...........................................                  6,036,296
  Net change in unrealized appreciation on:
       Investments .................................................    (86,094)
       Foreign currency translations of other assets and liabilities      1,570
                                                                      ---------
       Net change in unrealized appreciation .......................                    (84,524)
                                                                                     ----------
         Net realized and unrealized gain ..........................                  5,951,772
                                                                                     ----------
Increase in Net Assets Resulting from Operations ...................                 $5,995,020
                                                                                     ==========

   The Notes to Financial Statements are an integral part of this statement.

Lexington Global Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1996 and 1995


                                                                                                  1996              1995
                                                                                                  ----              ----
Net investment income ......................................................................   $   43,248       $  280,577

Net realized gain from investments and foreign currency transactions .......................    6,036,296        3,775,954

Net change in unrealized appreciation of investments and foreign

   currency translations ...................................................................      (84,524)       1,614,187
                                                                                              -----------      -----------
      Increase in net assets resulting from operations .....................................    5,995,020        5,670,718

Distributions to shareholders from net investment income ...................................     (457,395)      (1,284,116)

Distributions to shareholders in excess of net investment income (Note 1) ..................        -             (576,895)

Distributions to shareholders from net realized gains from security transactions ...........   (4,924,188)      (2,751,490)
                                                                                              -----------      -----------
      Total distributions ..................................................................   (5,381,583)      (4,612,501)
                                                                                              -----------      -----------
Decrease in net assets from capital share transactions (Note 3) ............................  (17,004,160)     (14,836,260)
                                                                                              -----------      -----------
      Net decrease in net assets ...........................................................  (16,390,723)     (13,778,043)



Net Assets:

  Beginning of period ......................................................................   53,614,206       67,392,249
                                                                                              -----------      -----------
  End of period (including distributions in excess of net investment income of $14,783

and $534,709, respectively) ................................................................  $37,223,483      $53,614,206
                                                                                              ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Global Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995

1.  Significant Accounting Policies

    Lexington Global Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in common stock of companies domiciled in foreign countries and the United States. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

Lexington Global Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)


    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

    The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

    The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $74,809 which were incurred by the Fund, but paid by LMC.

3. Capital Stock

    Transactions in capital stock were as follows:

                                   Year ended                 Year ended
                                December 31, 1996          December 31, 1995
                            ------------------------   ------------------------
                                Shares      Amount         Shares      Amount
                            ----------  ------------   ----------  ------------
Shares sold ...............    639,550   $ 7,983,790      357,460   $ 4,001,451

Shares issued to shareholders on
  reinvestment of dividends    452,255     5,069,783      326,079     3,690,927
                            ----------  ------------   ----------  ------------
                             1,091,805    13,053,573      683,539     7,692,378

Shares redeemed ........... (2,526,528)  (30,057,733)  (1,984,366)  (22,528,638)
                            ----------  ------------   ----------  ------------
Net decrease .............. (1,434,723) $(17,004,160)  (1,300,827) $(14,836,260)
                            ==========  ============   ==========  ============

4. Purchases and Sales of Investment Securities

    The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $46,860,395 and $68,465,916 respectively.

    At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $4,543,992 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $816,184.

Lexington Global Fund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

5. Investment and Concentration Risks

    The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In  addition  to the risks  described  above,  risks may arise from  forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties to meet the terms of their contracts.


6. Forward Foreign Exchange Contracts

    At December 31, 1996, the Fund was committed to sell foreign currency under the following forward foreign exchange contract:

                                                                      Unrealized
                           Settlement  Contract   Contract   Current    Loss at
        Security             Date       Amount      Rate      Rate     12/31/96
        --------           ---------   --------   --------   -------   --------
New Zealand Dollar ....... 04/01/97    $731,074    0.6859    0.7031    ($18,343)
                                                                       --------

7. Restricted Securities

    The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                   Acquisition      Average Cost Market % of Net
Security                              Date     Shares Per Share   Value   Assets
--------                              ----     ------ ---------   -----   ------
Credit Communal Holding/Dexia ....  11/20/96    2,700   $84.51   $246,077  0.66%
Sime Darby Bhd ...................  11/26/96   32,000     3.72    126,074  0.34%
                                                                 --------  -----
                                                                 $372,151  1.00%
                                                                 --------  -----

    Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

Lexington Global Fund, Inc.
Financial Highlights
Selected per share data for a share outstanding throughout the period:


                                                    Years ended December 31,
                                       --------------------------------------------------
                                        1996       1995       1994       1993       1992
                                        ----       ----       ----       ----       ----
Net asset value,
  beginning of period ...............  $11.32     $11.17     $13.51     $11.09     $11.57
                                       ------     ------     ------     ------     ------

Income (loss) from investment
  operations:
  Net investment income .............    0.01       0.09       0.02       0.06       0.06
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions ....   1.84       1.10       0.23       3.47      (0.47)
                                       ------     ------     ------     ------     ------
  Total income (loss) from
    investment operations ...........    1.85       1.19       0.25       3.53      (0.41)
                                       ------     ------     ------     ------     ------

Less distributions:
  Distributions from net investment
    income ..........................   (0.16)     (0.29)         -      (0.06)     (0.07)
  Distributions in excess of
    net investment income
    (temporary book-tax
    difference) .....................      -       (0.13)         -          -          -
  Distributions from net realized
    gains ...........................  (1.73)      (0.62)     (2.46)     (1.05)         -
  Distributions in excess of
    net realized gains
    (temporary book-tax
    difference) .....................      -           -      (0.13)         -          -
                                       ------     ------     ------     ------     ------
         Total distributions ........  (1.89)      (1.04)     (2.59)     (1.11)      (.07)
                                       ------     ------     ------     ------     ------
Net asset value, end of period ...... $11.28      $11.32     $11.17     $13.51     $11.09
                                      ======      ======     ======     ======     ======
Total return ........................ 16.43%      10.69%      1.84%     31.88%     (3.55%)

Ratio to average net assets:
  Expenses ..........................  1.90%       1.67%      1.61%      1.49%      1.52%
  Net investment income .............  0.11%       0.48%      0.14%      0.52%      0.55%
Portfolio turnover rate .............128.05%     166.35%     83.40%     84.61%     81.38%
Average commision paid on
  equity security transactions* ..... $ 0.03           -          -          -          -
Net assets at end of period .........$37,223     $53,614    $67,392    $87,313    $50,298


*In accordance with recent SEC disclosure guidelines, average commissions are calculated for the current period and not for prior periods.

Independent Auditors' Report


The Board of Directors and Shareholders
Lexington Global Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Global Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Global Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
February 10, 1997

Left Column

Lexington
Global Fund, Inc.


Investment Adviser
------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




     ----------------------------------------

     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
     ----------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052

     ----------------------------------------



------------------------------------------------------

(800) 526-0052

                       "LEXLINE"
       24 hour toll-free telephone access to your
                 Lexington Fund account
      Price/Yield * Account Balances * Exchanges *
 Last Transactions * Total Return * Duplicate Statements

------------------------------------------------------


This report has been  prepared for the  information  of
the  shareholders of Lexington Global Fund, Inc. and is
authorized for distribution to the public only if it is
accompanied  or  preceded  by  a  currently   effective
prospectus which sets forth expenses and other material information.




Right Column

             ------------------------------

                       LEXINGTON

             ------------------------------


                       LEXINGTON
                         GLOBAL
                       FUND, INC.


                      (filled box)


           Seeks long-term growth of capital,
            primarily through investment in
               common stocks of companies
           domiciled in foreign countries and
                   the United States.



                      (filled box)



                     ANNUAL REPORT
                   DECEMBER 31, 1996

                  The Lexington Group
                       of No Load
                  Investment Companies

             ------------------------------